UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2005, Metro Two Hotel, LLC, a Florida limited liability company (“Metro Two”), which is 100% owned by Hersha Hospitality Limited Partnership (“HHLP”), the operating partnership subsidiary of Hersha Hospitality Trust (“HT”) entered into an agreement to sell the land, improvements and certain personal property (the “Holiday Inn Property”) of the Holiday Inn Express Hotel situated at 3805 Hunters Point Avenue, Long Island City, New York.

Also on May 13, 2005, in a separate transaction, 5544 JFK III Associates, a Pennsylvania limited partnership (“JFK”), which is 99% owned by HHLP and 1% owned by Hersha Hospitality LLC, as general partner, which is 100% owned by HHLP, entered into an agreement to sell the land, improvements and certain personal property (the “Doubletree Property”) of the Doubletree Club Hotel in the City of Jamaica, New York.

During 2004, HT’s Board of Trustees authorized management of HT to sell the Holiday Inn Property and the Doubletree Property, which were under non-binding letters of intent as of December 31, 2004. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” both of these hotels were classified as “held for sale” on HT’s consolidated balance sheet as of December 31, 2004 in HT’s Annual Report on Form 10-K for the year ended December 31, 2004 and HT’s consolidated balance sheet as of March 31, 2005 in HT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. In addition, the operating results for these hotels were reclassified to discontinued operations in the statements of operations for the years ended December 31, 2004, 2003 and 2002 in HT’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the statements of operations for the quarters ended March 31, 2005 and 2004 in HT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

Agreement to Sell Holiday Inn Express, Long Island City, New York

Metro Two entered into an Agreement of Purchase and Sale (the “Holiday Inn Agreement”) with CNR Queens Hospitality, LLC, a New York limited liability company (“CNR”), in connection with the sale of the Holiday Inn Property. The Holiday Inn Agreement provides that CNR will purchase the Holiday Inn Property for a purchase price of approximately $9,000,000. HHLP has agreed to indemnify CNR for certain liabilities for a period of twelve months after the closing. The sale of the Holiday Inn Property to CNR closed on May 13, 2005. A copy of the Holiday Inn Agreement is attached hereto as Exhibit 10.1.

Agreement to Sell Doubletree Club Hotel, Jamaica, New York

JFK entered into a Purchase and Sale Agreement (the “Doubletree Agreement”) with Metro Sai Hospitality L.L.C., a New York limited liability company (“Metro Sai”), in connection with the sale of the Doubletree Property. The Doubletree Agreement provides that Metro Sai will purchase the Doubletree Property for a purchase price of approximately $11,500,000. The sale of the Doubletree Property to Metro Sai closed on May 13, 2005. A copy of the Doubletree Agreement is attached hereto as Exhibit 10.2.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 13, 2005, the sales of the Holiday Inn Property and the Doubletree Property were completed. The description of each transaction included under Item 1.01 above is incorporated under this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated balance sheet as of March 31, 2005 give effect to the sale of the Holiday Inn Property and the Doubletree Property as described above for the periods stated. The pro forma consolidated financial statements have been prepared by management of HT based upon the historical financial statements of HT and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements. The pro forma consolidated balance sheet sets forth the effect of HT’s sale of the Holiday Inn Property and Doubletree Property as if the entire purchase had been consummated on March 31, 2005.

During 2004, HT’s Board of Trustees authorized management of HT to sell the Holiday Inn Property and the Doubletree Property, which were under non-binding letters of intent as of December 31, 2004. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” both of these hotels were classified as “held for sale” on HT’s consolidated balance sheet as of December 31, 2004 in HT’s Annual Report on Form 10-K for the year ended December 31, 2004 and HT’s consolidated balance sheet as of March 31, 2005 in HT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. In addition, the operating results for these hotels were reclassified to discontinued operations in the statements of operations for the years ended December 31, 2004, 2003 and 2002 in HT’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the statements of operations for the quarters ended March 31, 2005 and 2004 in HT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

Because the effects of the sale of the Holiday Inn Property and Doubletree Property were already reflected in all items comprising income from continuing operations in HT’s consolidated statements of income for the year ended December 31, 2004 and three months ended March 31, 2005, separate pro forma consolidated income statements are not provided herein.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transactions had occurred on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of HT included in its annual report on Form 10-K for the year ended December 31, 2004, as amended, and the interim financial statements and notes of HT included in its quarterly report on Form 10-Q for the quarter ended March 31, 2005.

HERSHA HOSPITALITY TRUST AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2005
(Unaudited)
[in thousands, except share amounts]

		Pro Forma
		Adjustments
	Historical	(a-g)		Pro Forma
Assets:
Cash and cash equivalents	$6,097	$5,594	(a)	$11,691
Investment in Hotel Properties, net
of Accumulated Depreciation	171,990			171,990
Assets Held for Sale	18,806	(18,806)	(b)	-
Notes Receivable - Related Party	14,084			14,084
Notes Receivable	56	1,700	(c)	1,756
Escrow Deposits	2,368			2,368
Accounts Receivable	2,184			2,184
Deferred Costs, net of Accumulated Amortization of $1,173	1,835			1,835
Due from Related Party	27,849			27,849
Investment in Joint Ventures	8,725			8,725
Other Assets	2,273	(16)	(d)	2,257
Total Assets	$256,267	$(11,528)		$244,739

Liabilities and Shareholders’ Equity:
Mortgages Payable	$97,395	$-		$97,395
Debt Related to Assets Held for Sale	12,952	(12,952)	(e)	-
Line of Credit	400			400
Capital Lease Payable	429			429
Advance Deposits	223			223
Dividends and Distributions Payable	4,164			4,164
Due to Related Party	866			866
Interest Rate Derivative	104			104
Accounts Payable and Accrued Expenses	6,221	(42)	(f)	6,179
Total Liabilities	122,754	(12,994)		109,760

COMMITMENTS AND CONTINGENCIES	-			-

Minority Interest:
Joint Venture Interest in Logan Hospitality	2,043			2,043
Common Units	16,131			16,131
Series A Preferred Units	-			-

Total Minority Interest	18,174			18,174

Shareholders’ Equity:

Preferred Shares - Series A, $.01 Par Value, 350,000 Shares Authorized, None Issued and Outstanding	-	-		-

Common Shares - Priority Class A, $.01 Par Value, 50,000,000 Shares Authorized, 20,292,631 Shares Issued and Outstanding at March 31, 2005	203	-		203

Common Shares - Class B, $.01 Par Value, 50,000,000 Shares Authorized, None Issued and Outstanding	-			-
Additional Paid-in Capital	135,343	1,466	(g)	136,809
Other Comprehensive Income (Loss)	231			231
Distributions in Excess of Net Earnings	(20,438)			(20,438)
Total Shareholders' Equity	115,339	1,466		116,805
Total Liabilities and Shareholders’ Equity	$256,267	$(11,528)		$244,739

Notes to Consolidated Pro Forma Financial Information

1.  On May 13, 2004, Metro Two Hotel, LLC, a Florida limited liability company (“Metro Two”), which is 100% owned by Hersha Hospitality Limited Partnership (“HHLP”), the operating partnership subsidiary of Hersha Hospitality Trust (“HT”) sold the Holiday Inn Express Hotel situated at 3805 Hunters Point Avenue, Long Island City, New York to CNR Queens Hospitality, LLC, a New York limited liability company (“CNR”) for $9,000,000.

2.  Also on May 13, 2005, in a separate transaction, 5544 JFK III Associates, a Pennsylvania limited partnership (“JFK”), which is 99% owned by HHLP and 1% owned by Hersha Hospitality LLC, as general partner, which is 100% owned by HHLP, sold the Doubletree Club Hotel in the City of Jamaica, New York to Metro Sai Hospitality L.L.C., a New York limited liability company (“Metro Sai”), in connection with the sale of the Doubletree Property. The Doubletree Agreement provides that Metro Sai will purchase the Doubletree Property for a purchase price of approximately $11,500,000.

3.  During 2004, HT’s Board of Trustees authorized management of HT to sell the Holiday Inn Property and the Doubletree Property, which were under non-binding letters of intent as of December 31, 2004. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” both of these hotels were classified as “held for sale” on HT’s consolidated balance sheet as of December 31, 2004 in HT’s Annual Report on Form 10-K for the year ended December 31, 2004 and HT’s consolidated balance sheet as of March 31, 2005 in HT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. In addition, the operating results for these hotels were reclassified to discontinued operations in the statements of operations for the years ended December 31, 2004, 2003 and 2002 in HT’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the statements of operations for the quarters ended March 31, 2005 and 2004 in HT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

4.  The pro forma adjustments to the Consolidated Balance Sheet as of March 31, 2005 set forth the effects of HT’s sale of the Holiday Inn Property and Doubletree Property as if they had been consummated on March 31, 2005. The adjustments include the following:

(a)     Adjustment to reflect an increase in Cash of $5,594 related to the receipt of $8,985 less $5,042 for the repayment of debt from the sale of the Holiday Inn Property and $1,699 received from the sale of the Doubletree Property. This cash balance was further reduced by $48 of principal payments made between March 31, 2005 and the closing date.

(b)  Adjustment to reflect decrease in Assets Held for Sale, which consisted of the following at March 31, 2005.

Assets Held for Sale:	03/31/05

Land	$3,050
Buildings and improvements	15,116
Furniture, fixtures and equipment	2,078

20,244
Less accumulated depreciation	1,438

$18,806

(c)  Adjustment of $1,700 to reflect an increase in Notes Receivable for the seller financing provided for the sale of the Doubletree Property.

(d)  Adjustment to reflect a decrease in Other Assets related to the assumption of Other Assets by the buyer of $5 in connection with the sale of the Holiday Inn Property and $11 in connection with the sale of the Doubletree Property.

(e)  Adjustment to reflect a decrease in Debt Related to Assets Held for Sale of $12,952 related to the repayment of $5,024 in debt in connection with the sale of the Holiday Inn Property and the assumption of $7,928 in debt in connection with the sale of the Doubletree Property.

(f)  Adjustment to reflect a decrease in Accounts Payable related to $42 of accounts payable assumed by the buyer of the Doubletree Property.

(g)  Adjustment to increase Additional Paid in Capital to reflect the gain on sale of the Holiday Inn Property and Doubletree Property of $1,466.

5.        There were no adjustments to any items on the Statement of Operations in calculating the Income from Continuing Operations due to the fact that the sold properties were reflected in discounted operations. Therefore, a pro forma Consolidated Statement of Operations has not been presented for the year ended December 31, 2004 and the three months ended March 31, 2005. The gain on sale of assets of $1,466 is a material non-recurring item and is not included in Income from Continued Operations. This gain on sale of assets would have resulted in Net Income of $2,306 and $472 for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

(c)	Exhibits.

Exhibit 10.1	Agreement of Purchase and Sale, dated as of May 13, 2005, by and between Metro Two Hotel, LLC and CNR Queens Hospitality, LLC.

Exhibit 10.2	Purchase and Sale Agreement, dated as of May 13, 2005, by and between 5544 JFK III Associates and Metro Sai Hospitality L.L.C.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 18, 2005	By:	/s/	Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Agreement of Purchase and Sale, dated as of May 13, 2005, by and between Metro Two Hotel, LLC and CNR Queens Hospitality, LLC.

10.2	Purchase and Sale Agreement, dated as of May 13, 2005, by and between 5544 JFK III Associates and Metro Sai Hospitality L.L.C.